Exhibit 99.3

MGM GROWTH PROPERTIES LLC

MGM GROWTH PROPERTIES OPERATING PARTNERSHIP LP

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

MGM Growth Properties LLC (“MGP” or the “Company”) conducts its operations through and consolidates MGM Growth Properties Operating Partnership LP (the “Operating Partnership”). MGP is controlled and consolidated by MGM Resorts International (“MGM”). A wholly owned subsidiary of the Operating Partnership (the “Landlord”) leases substantially all of its real estate properties back to a wholly owned subsidiary of MGM (the “Tenant”) under a master lease agreement (the “Master Lease”).

On October 5, 2017, the Operating Partnership completed its acquisition of MGM National Harbor’s real estate assets (the “MGM National Harbor Transaction”) pursuant to which MGM National Harbor, LLC (“MGM National Harbor”), a subsidiary of MGM, assigned its real estate assets to the Operating Partnership in exchange for a combination of cash, the assumption of certain debt from MGM National Harbor and the issuance of Operating Partnership units by the Operating Partnership to MGM National Harbor. The Operating Partnership funded the MGM National Harbor Transaction, in part, with proceeds from the issuance and sale of Operating Partnership units to MGP (which MGP purchased with the net proceeds from the issuance and sale of 13,225,000 Class A shares of approximately $387.5 million on September 11, 2017 (the “MGP Equity Offering”)), as well as the net proceeds of $345.6 million from the issuance of the Operating Partnership’s 4.50% senior notes due 2028 on September 21, 2017 (the “Senior Notes” and, the issuance of Senior Notes together with the MGP Equity Offering, the “MGM National Harbor Financing Transactions”).

On April 4, 2018, MGP OH, Inc. (the “TRS”), a taxable real estate investment trust subsidiary of the Operating Partnership, entered into an agreement with Milstein Entertainment LLC to acquire 100% of the issued and outstanding limited liability company interests in Northfield Park Associates LLC (“Northfield Park”), which owns and operates the Hard Rock Rocksino Northfield Park for approximately $1.1 billion and on July 6, 2018 the TRS completed the acquisition of Northfield Park (the “Northfield Park Acquisition”). The Company funded the Northfield Park Acquisition with a combination of cash on hand and borrowings under the Operating Partnership’s senior secured credit facility including a $200 million draw on the Operating Partnership’s delayed draw senior secured term loan A facility and a $655 million draw under its senior secured revolving credit facility.

On September 18, 2018, the Company entered into an agreement to sell the operations of Northfield Park (“OpCo”) to a subsidiary of MGM for approximately $275 million plus net working capital adjustments, inclusive of cash, of approximately $6.4 million as of June 30, 2018. The TRS will concurrently liquidate and the real estate assets of Northfield Park will be transferred to the Landlord. The Landlord will lease such real estate assets to the Tenant pursuant to an amendment to the Master Lease (together with the OpCo sale, the “Northfield Park OpCo Disposition”).

The unaudited pro forma condensed consolidated financial information was based on, and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial information;

•

the separate condensed consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of and for the six months ended June 30, 2018, as contained in MGP’s and the Operating Partnership’s Combined Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 7, 2018;

•

the separate consolidated financial statements and the accompanying notes of MGP and the Operating Partnership as of, and for the year ended, December 31, 2017, as contained in MGP’s and the Operating Partnership’s Combined Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Commission on March 1, 2018;

•

the separate condensed consolidated financial statements and the accompanying notes of Northfield Park as of, and for the six months ended, June 30, 2018, which are included in this Current Report on Form 8-K; and

•	the separate consolidated financial statements and the accompanying notes of Northfield Park as of, and for the year ended, December 31, 2017, which are included in this Current Report on Form 8-K.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2018

(in thousands)

	Historical					Pro Forma			Pro Forma
	As of June 30, 2018					As of June 30, 2018			As of June 30, 2018
	MGP	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		MGP (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		MGP (Adjusted)
			Note 3(a)
Assets
Real estate investments, net	$9,880,658	$—	$—	$—		$9,880,658	$775,000 4	(a)	$10,655,658
Property and equipment used in operations	—	—	129,192	663,775	3(b)	792,967	(775,000	) 4(a)	—
							(17,967	) 4(b)
Land	—	1,753	(1,753)	—		—	—		—
Buildings and building improvements	—	143,273	(143,273)	—		—	—		—
Furniture, fixtures and equipment	—	80,928	(80,928)	—		—	—		—
Construction in progress	—	166	(166)	—		—	—		—
Accumulated depreciation	—	(96,928)	96,928	—		—	—		—
Cash and cash equivalents	289,909	34,108	—	(218,415	) 3(c)	105,602	(34,108	) 4(b)	70,494
							(1,000	) 4(c)
Tenant and other receivables, net	4,197	—	6,986	—		11,183	(6,986	) 4(b)	4,197
Accounts receivable, net	—	6,230	(6,230)	—		—	—		—
Prepaid expenses and other assets	51,500	—	3,472	(184	) 3(d)	53,354	(3,288	) 4(b)	50,066
				(1,434	) 3(e)
Prepaid expenses	—	2,452	(2,452)	—		—	—		—
Other current assets	—	738	(738)	—		—	—		—
Other assets	—	98	(98)	—		—	—		—
Above market lease, asset	43,801	—	—	—		43,801	—		43,801
Ohio settlement agent—assets	—	756	(756)	—		—	—		—
Interest rate swap	—	184	(184)	—		—	—		—
Goodwill	—	—	—	17,899	3(b)	17,899	(17,899	) 4(b)	—
Other intangible assets	—	—	50,000	203,000	3(b)	253,000	(253,000	) 4(b)	—
Gaming license fees	—	50,000	(50,000)	—		—	—		—

Total assets	$10,270,065	$223,758	$—	$664,641		$11,158,464	$(334,248)		$10,824,216

Liabilities
Debt, net	$3,923,224	$—	$205,348	$(205,348	) 3(d)	$4,776,790	$(281,389	) 4(d)	$4,495,401
				853,566	3(e)
Current portion of long-term debt	—	15,000	(15,000)	—		—	—		—
Long-term debt, net	—	190,348	(190,348)	—		—	—		—
Due to MGM Resorts International and affiliates	147	—	—	—		147	—		147
Accounts payable, accrued expenses and other liabilities	9,758	—	29,560	8,420	3(b)	47,421	(37,980	) 4(b)	9,441
				(317	) 3(f)
Accounts payable, trade and construction	—	15,877	(15,877)	—		—	—		—
Accrued expenses and other	—	12,979	(12,979)	—		—	—		—
Above market lease, liability	46,625	—	—	—		46,625	—		46,625
Accrued interest	25,119	—	39	(39	) 3(d)	25,119	—		25,119
Dividend and distribution payable	114,399	—	—	—		114,399	—		114,399
Deferred revenue	147,946	—	13	—		147,959	(13	) 4(b)	147,946
Deferred income taxes, net	28,544	—	—	—		28,544	—		28,544
Ohio settlement agent—liabilities	—	756	(756)	—		—	—		—

Total liabilities	4,295,762	234,960	—	656,282		5,187,004	(319,382)		4,867,622
Commitments and contingencies
Shareholders’ equity
Class A shares	—	—	—	—		—	—		—
Additional paid-in capital	1,717,086	—	—	—		1,717,086	(3,696	) 4(e)	1,713,390
Accumulated deficit	(126,241)	—	—	(758	) 3(f)	(126,999)	(267	) 4(c)	(127,266)
Accumulated other comprehensive income	9,141	—	—	—		9,141	—		9,141
Member’s deficit	—	(11,202)	—	11,202	3(d)	—	—		—

Total Class A shareholders’ equity	1,599,986	(11,202)	—	10,444		1,599,228	(3,963)		1,595,265
Noncontrolling interest	4,374,317	—	—	(2,085	) 3(f)	4,372,232	(10,170	) 4(e)	4,361,329
							(733	) 4(c)

Total shareholders’ equity	5,974,303	(11,202)	—	8,359		5,971,460	(14,866)		5,956,594

Total liabilities and shareholders’ equity	$10,270,065	$223,758	$—	$664,641		$11,158,464	$(334,248)		$10,824,216

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(in thousands except share and per share amounts)

	Historical			Pro Forma	Historical				Pro Forma			Pro Forma
	Year Ended December 31, 2017			Year Ended December 31, 2017	Year Ended December 31, 2017				Year Ended December 31, 2017			Year Ended December 31, 2017
	MGP	MGM National Harbor Transaction and MGM National Harbor Financing Transactions Adjustments		MGP (Adjusted for MGM National Harbor Transaction and MGM National Harbor Financing transactions)	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		MGP (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		MGP (Adjusted)
						Note 3(aa)
Revenues
Rental revenue	$675,089	$72,397	5(aa)	$747,486	$—	$—	$—		$747,486	$60,257	4(aa)	$807,743
Tenant reimbursements and other	90,606	10,660	5(bb)	112,020	—	—	—		112,020	1,567	4(bb)	113,587
		10,754	5(cc)

Total rental, tenant reimbursements and other revenue	765,695	93,811		859,506	—	—	—		859,506	61,824		921,330
Gaming, food, beverage and other casino	—	—		—	—	297,213	—		297,213	(297,213	) 4(cc)	—
Rocksino gaming	—	—		—	238,850	(238,850)	—		—	—		—
Food and beverage	—	—		—	26,466	(26,466)	—		—	—		—
Pari-mutuel gaming related	—	—		—	16,938	(16,938)	—		—	—		—
Other	—	—		—	14,959	(14,959)	—		—	—		—

Total revenues	765,695	93,811		859,506	297,213	—	—		1,156,719	(235,389)		921,330
Less promotional allowances	—	—		—	(16,148)	—	—		(16,148)	16,148	4(cc)	—

Net revenues	765,695	93,811		859,506	281,065	—	—		1,140,571	(219,241)		921,330

Operating expenses
Gaming, food, beverage and other casino	—	—		—	—	191,255	—		191,255	(189,688	) 4(cc)	—
										(1,567	) 4(bb)
Gaming taxes and related revenue sharing	—	—		—	102,596	(102,596)	—		—	—		—
Food and beverage	—	—		—	20,878	(20,878)	—		—	—		—
Purses	—	—		—	6,112	(6,112)	—		—	—		—
Other racetrack operating expenses	—	—		—	10,220	(10,220)	—		—	—		—
Simulcast fees	—	—		—	1,898	(1,898)	—		—	—		—
Other Rocksino gaming	—	—		—	13,558	(13,558)	—		—	—		—
Depreciation and amortization	260,455	30,080	5(dd)	290,535	14,935	—	3,694	3(bb)	309,164	(10,129	) 4(cc)	299,035
Property transactions, net	34,022	—		34,022	—	367	—		34,389	(367	) 4(cc)	34,022
Reimbursable expenses	88,254	10,660	5(bb)	110,768	—	—	—		110,768	1,567	4(bb)	112,335
		11,854	5(cc)						—			—
Amortization of above market lease, net	686	—		686	—	—	—		686	—		686
Acquisition-related expenses	17,304	(17,304	) 5(ee)	—	—	—	—		—	—		—
General and administrative	12,189	—		12,189	38,750	(38,750)	—		12,189	—		12,189
Management and license fees	—	—		—	—	7,014	—		7,014	(7,014	) 4(cc)	—
Management fees	—	—		—	4,257	(4,257)	—		—	—		—

	412,910	35,290		448,200	213,204	367	3,694		665,465	(207,198)		458,267

Operating income (loss)	352,785	58,521		411,306	67,861	(367)	(3,694)		475,106	(12,043)		463,063
Non-operating income (expense)
Interest income	3,907	—		3,907	—	—	—		3,907	—		3,907
Interest expense	(184,175)	(11,591	) 5(ff)	(195,766)	(4,505)	—	(35,333	) 3(dd)	(235,604)	10,811	4(dd)	(224,793)
Other non-operating	(1,621)	—		(1,621)	—	55	(55	) 3(ee)	(1,621)	—		(1,621)
Loss on sale of asset	—	—		—	(367)	367	—		—	—		—
Unrealized gain on interest rate swap	—	—		—	55	(55)	—		—	—		—

	(181,889)	(11,591)		(193,480)	(4,817)	367	(35,388)		(233,318)	10,811		(222,507)

Income (loss) before income taxes	170,896	46,930		217,826	63,044	—	(39,082)		241,788	(1,232)		240,556
Provision (benefit) for income taxes	4,906	—		4,906	—	—	14,720	3(ff)	19,626	(14,720	) 4(cc)	4,906

Net income (loss)	165,990	46,930		212,920	63,044	—	(53,802)		222,162	13,488		235,650

Less: Net income attributable to noncontrolling interest	(124,215)	(30,652	) 5(gg)	(154,867)	—	—	(6,779	) 3(gg)	(161,646)	(9,893	) 4(cc)	(171,539)

Net income (loss) attributable to Class A shareholders	$41,775	$16,278		$58,053	$63,044	$—	$(60,581)		$60,516	$3,595		$64,111

Weighted average Class A shares outstanding:
Basic	61,733,136	9,166,918	5(hh)	70,900,054					70,900,054			70,900,054
Diluted	61,916,546	9,166,918	5(hh)	71,083,464					71,083,464			71,083,464
Net income per Class A share (basic)	$0.68			$0.82					$0.82			$0.90

Net income per Class A share (diluted)	$0.67			$0.82					$0.82			$0.90

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties LLC

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

(in thousands except share and per share amounts)

	Historical					Pro Forma			Pro Forma
	Six Months Ended					Six Months Ended			Six Months Ended
	June 30, 2018					June 30, 2018			June 30, 2018
	MGP	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		MGP (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		MGP (Adjusted)
			Note 3(aa)
Revenues
Rental revenue	$373,126	$—	$—	$—		$373,126	$30,129	4(aa)	$403,255
Tenant reimbursements and other	63,103	—	—	—		63,103	805	4(bb)	63,908

Total rental, tenant reimbursements and other revenue	436,229	—	—	—		436,229	30,934		467,163
Gaming, food, beverage and other casino	—	—	152,100	—		152,100	(152,100	) 4(cc)	—
Rocksino gaming	—	126,758	(126,758)	—		—	—		—
Food and beverage	—	13,594	(13,594)	—		—	—		—
Pari-mutuel gaming related	—	8,066	(8,066)	—		—	—		—
Other	—	11,239	(11,239)	—		—	—		—

Total revenues	436,229	159,657	(7,557)	—		588,329	(121,166)		467,163
Less promotional allowances	—	(8,225)	8,225	—		—	—		—

Net revenues	436,229	151,432	668	—		588,329	(121,166)		467,163

Operating expenses
Gaming, food, beverage and other casino	—	—	104,027	—		104,027	(103,222	) 4(cc)	—
							(805	) 4(bb)
Gaming taxes and related revenue sharing	—	54,488	(54,488)	—		—	—		—
Food and beverage	—	10,516	(10,516)	—		—	—		—
Purses	—	2,995	(2,995)	—		—	—		—
Other racetrack operating expenses	—	4,775	(4,775)	—		—	—		—
Simulcast fees	—	968	(968)	—		—	—		—
Other Rocksino gaming	—	6,731	(6,731)	—		—	—		—
Depreciation and amortization	136,465	7,734	—	1,581	3(bb)	145,780	(5,065	) 4(cc)	140,715
Property transactions, net	18,512	—	199	—		18,711	(199	) 4(cc)	18,512
Reimbursable expenses	61,267	—	—	—		61,267	805	4(bb)	62,072
Amortization of unfavorable and favorable lease, net	343	—	—	—		343	—		343
Acquisition-related expenses	2,672	—	—	(1,733	) 3(cc)	939	—		939
General and administrative	6,663	24,349	(24,349)	—		6,663	—		6,663
Management and license fees	—	—	3,560	—		3,560	(3,560	) 4(cc)	—
Management fees	—	2,097	(2,097)	—		—	—		—

	225,922	114,653	867	(152)		341,290	(112,046)		229,244

Operating income (loss)	210,307	36,779	(199)	152		247,039	(9,120)		237,919
Non-operating income (expense)
Interest income	2,310	—	—	—		2,310	—		2,310
Interest expense	(98,506)	(3,627)	—	(16,283	) 3(dd)	(118,416)	5,406	4(dd)	(113,010)
Other non-operating	(5,389)	—	(283)	283	3(ee)	(5,389)	—		(5,389)
Loss on sale of asset	—	(199)	199	—		—	—		—
Unrealized loss on interest rate swap	—	(283)	283	—		—	—		—

	(101,585)	(4,109)	199	(16,000)		(121,495)	5,406		(116,089)

Income (loss) before income taxes	108,722	32,670	—	(15,848)		125,544	(3,714)		121,830
Provision (benefit) for income taxes	2,494	—	—	5,064	3(ff)	7,558	(5,064	) 4(cc)	2,494

Net income (loss)	106,228	32,670	—	(20,912)		117,986	1,350		119,336

Less: Net income attributable to noncontrolling interest	(77,252)	—	—	(8,624	) 3(gg)	(85,876)	(990	) 4(cc)	(86,866)

Net income (loss) attributable to Class A shareholders	$28,976	$32,670	$—	$(29,536)		$32,110	$360		$32,470

Weighted average Class A shares outstanding:
Basic	70,982,243					70,982,243			70,982,243
Diluted	71,158,585					71,158,585			71,158,585
Net income per Class A share (basic)	$0.41					$0.41			$0.46

Net income per Class A share (diluted)	$0.41					$0.41			$0.46

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2018

(in thousands)

	Historical					Pro Forma			Pro Forma
	As of June 30, 2018					As of June 30, 2018			As of June 30, 2018
	Operating Partnership	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		Operating Partnership (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		Operating Partnership (Adjusted)
			Note 3(a)
Assets
Real estate investments, net	$9,880,658	$—	$—	$—		$9,880,658	$775,000	4(a)	$10,655,658
Property and equipment used in operations	—	—	129,192	663,775	3(b)	792,967	(775,000	) 4(a)	—
							(17,967	) 4(b)
Land	—	1,753	(1,753)	—		—	—		—
Buildings and building improvements	—	143,273	(143,273)	—		—	—		—
Furniture, fixtures and equipment	—	80,928	(80,928)	—		—	—		—
Construction in progress	—	166	(166)	—		—	—		—
Accumulated depreciation	—	(96,928)	96,928	—		—	—		—
Cash and cash equivalents	289,909	34,108	—	(218,415	) 3(c)	105,602	(34,108	) 4(b)	70,494
							(1,000	) 4(c)
Tenant and other receivables, net	4,197	—	6,986	—		11,183	(6,986	) 4(b)	4,197
Accounts receivable, net	—	6,230	(6,230)	—		—	—		—
Prepaid expenses and other assets	51,500	—	3,472	(184	) 3(d)	53,354	(3,288	) 4(b)	50,066
				(1,434	) 3(e)				—
Prepaid expenses	—	2,452	(2,452)	—		—	—		—
Other current assets	—	738	(738)	—		—	—		—
Other assets	—	98	(98)	—		—	—		—
Above market lease, asset	43,801	—	—	—		43,801	—		43,801
Ohio settlement agent—assets	—	756	(756)	—		—	—		—
Interest rate swap	—	184	(184)	—		—	—		—
Goodwill	—	—	—	17,899	3(b)	17,899	(17,899	) 4(b)	—
Other intangible assets	—	—	50,000	203,000	3(b)	253,000	(253,000	) 4(b)	—
Gaming license fees	—	50,000	(50,000)	—		—	—		—

Total assets	$10,270,065	$223,758	$—	$664,641		$11,158,464	$(334,248)		$10,824,216

Liabilities
Debt, net	$3,923,224	$—	$205,348	$(205,348	) 3(d)	$4,776,790	$(281,389	) 4(d)	$4,495,401
				853,566	3(e)				—
Current portion of long-term debt	—	15,000	(15,000)	—		—	—		—
Long-term debt, net	—	190,348	(190,348)	—		—	—		—
Due to MGM Resorts International and affiliates	147	—	—	—		147	—		147
Accounts payable, accrued expenses and other liabilities	9,758	—	29,560	8,420	3(b)	47,421	(37,980	) 4(b)	9,441
				(317	) 3(f)
Accounts payable, trade and construction	—	15,877	(15,877)	—		—	—		—
Accrued expenses and other	—	12,979	(12,979)	—		—	—		—
Above market lease, liability	46,625	—	—	—		46,625	—		46,625
Accrued interest	25,119	—	39	(39	) 3(d)	25,119	—		25,119
Distribution payable	114,399	—	—	—		114,399	—		114,399
Deferred revenue	147,946	—	13	—		147,959	(13	) 4(b)	147,946
Deferred income taxes, net	28,544	—	—	—		28,544	—		28,544
Ohio settlement agent—liabilities	—	756	(756)	—		—	—		—

Total liabilities	4,295,762	234,960	—	656,282		5,187,004	(319,382)		4,867,622
Commitments and contingencies
Partners’ capital
General partner	—	—	—	—		—	—		—
Limited partners	5,974,303	—	—	(2,843	) 3(f)	5,971,460	(13,866	) 4(e)	5,956,594
							(1,000	) 4(c)
Member’s deficit	—	(11,202)	—	11,202	3(d)	—	—		—

Total partners’ capital	5,974,303	(11,202)	—	8,359		5,971,460	(14,866)		5,956,594

Total liabilities and partners’ capital	$10,270,065	$223,758	$—	$664,641		$11,158,464	$(334,248)		$10,824,216

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2017

(in thousands)

	Historical			Pro Forma	Historical				Pro Forma			Pro Forma
	Year Ended			Year Ended	Year Ended				Year Ended			Year Ended
	December 31, 2017			December 31, 2017	December 31, 2017				December 31, 2017			December 31, 2017
	Operating Partnership	MGM National Harbor Transaction and MGM National Harbor Financing Transactions Adjustments		Operating Partnership (Adjusted for MGM National Harbor Transaction and MGM National Harbor Financing transactions)	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		Operating Partnership (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		Operating Partnership (Adjusted)
						Note 3(aa)
Revenues
Rental revenue	$675,089	$72,397	5(aa)	$747,486	$—	$—	$—		$747,486	$60,257	4(aa)	$807,743
Tenant reimbursements and other	90,606	10,660	5(bb)	112,020	—	—	—		112,020	1,567	4(bb)	113,587
		10,754	5(cc)

Total rental, tenant reimbursements and other revenue	765,695	93,811		859,506	—	—	—		859,506	61,824		921,330
Gaming, food, beverage and other casino	—	—		—	—	297,213	—		297,213	(297,213	) 4(cc)	—
Rocksino gaming	—	—		—	238,850	(238,850)	—		—	—		—
Food and beverage	—	—		—	26,466	(26,466)	—		—	—		—
Pari-mutuel gaming related	—	—		—	16,938	(16,938)	—		—	—		—
Other	—	—		—	14,959	(14,959)	—		—	—		—

Total revenues	765,695	93,811		859,506	297,213	—	—		1,156,719	(235,389)		921,330
Less promotional allowances	—	—		—	(16,148)	—	—		(16,148)	16,148	4(cc)	—

Net revenues	765,695	93,811		859,506	281,065	—	—		1,140,571	(219,241)		921,330

Operating expenses
Gaming, food, beverage and other casino	—	—		—	—	191,255	—		191,255	(189,688	) 4(cc)	—
										(1,567	) 4(bb)
Gaming taxes and related revenue sharing	—	—		—	102,596	(102,596)	—		—	—		—
Food and beverage	—	—		—	20,878	(20,878)	—		—	—		—
Purses	—	—		—	6,112	(6,112)	—		—	—		—
Other racetrack operating expenses	—	—		—	10,220	(10,220)	—		—	—		—
Simulcast fees	—	—		—	1,898	(1,898)	—		—	—		—
Other Rocksino gaming	—	—		—	13,558	(13,558)	—		—	—		—
Depreciation and amortization	260,455	30,080	5(dd)	290,535	14,935	—	3,694	3(bb)	309,164	(10,129	) 4(cc)	299,035
Property transactions, net	34,022	—		34,022	—	367	—		34,389	(367	) 4(cc)	34,022
Reimbursable expenses	88,254	10,660	5(bb)	110,768	—	—	—		110,768	1,567	4(bb)	112,335
		11,854	5(cc)
Amortization of above market lease, net	686	—		686	—	—	—		686	—		686
Acquisition-related expenses	17,304	(17,304	) 5(ee)	—	—	—	—		—	—		—
General and administrative	12,189	—		12,189	38,750	(38,750)	—		12,189	—		12,189
Management and license fees	—	—		—	—	7,014	—		7,014	(7,014	) 4(cc)	—
Management fees	—	—		—	4,257	(4,257)	—		—	—		—

	412,910	35,290		448,200	213,204	367	3,694		665,465	(207,198)		458,267

Operating income (loss)	352,785	58,521		411,306	67,861	(367)	(3,694)		475,106	(12,043)		463,063
Non-operating income (expense)
Interest income	3,907	—		3,907	—	—	—		3,907	—		3,907
Interest expense	(184,175)	(11,591	) 5(ff)	(195,766)	(4,505)	—	(35,333	) 3(dd)	(235,604)	10,811	4(dd)	(224,793)
Other non-operating	(1,621)	—		(1,621)	—	55	(55	) 3(ee)	(1,621)	—		(1,621)
Loss on sale of asset	—	—		—	(367)	367	—		—	—		—
Unrealized gain on interest rate swap	—	—		—	55	(55)	—		—	—		—

	(181,889)	(11,591)		(193,480)	(4,817)	367	(35,388)		(233,318)	10,811		(222,507)

Income (loss) before income taxes	170,896	46,930		217,826	63,044	—	(39,082)		241,788	(1,232)		240,556
Provision (benefit) for income taxes	4,906	—		4,906	—	—	14,720	3(ff)	19,626	(14,720	) 4(cc)	4,906

Net income (loss)	$165,990	$46,930		$212,920	$63,044	$—	$(53,802)		$222,162	$13,488		$235,650

See accompanying notes to unaudited pro forma condensed consolidated financial information.

MGM Growth Properties Operating Partnership LP

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2018

(in thousands)

	Historical					Pro Forma			Pro Forma
	Six Months Ended					Six Months Ended			Six Months Ended
	June 30, 2018					June 30, 2018			June 30, 2018
	Operating Partnership	Northfield Park	Reclassification Adjustments	Northfield Park Acquisition Adjustments		Operating Partnership (Adjusted for Northfield Park Acquisition)	Northfield Park OpCo Disposition Adjustments		Operating Partnership (Adjusted)
			Note 3(aa)
Revenues
Rental revenue	$373,126	$—	$—	$—		$373,126	$30,129	4(aa)	$403,255
Tenant reimbursements and other	63,103	—	—	—		63,103	805	4(bb)	63,908

Total rental, tenant reimbursements and other revenue	436,229	—	—	—		436,229	30,934		467,163
Gaming, food, beverage and other casino	—	—	152,100	—		152,100	(152,100	) 4(cc)	—
Rocksino gaming	—	126,758	(126,758)	—		—	—		—
Food and beverage	—	13,594	(13,594)	—		—	—		—
Pari-mutuel gaming related	—	8,066	(8,066)	—		—	—		—
Other	—	11,239	(11,239)	—		—	—		—

Total revenues	436,229	159,657	(7,557)	—		588,329	(121,166)		467,163
Less promotional allowances	—	(8,225)	8,225	—		—	—		—

Net revenues	436,229	151,432	668	—		588,329	(121,166)		467,163

Operating expenses
Gaming, food, beverage and other casino	—	—	104,027	—		104,027	(103,222	) 4(cc)	—
							(805	) 4(bb)
Gaming taxes and related revenue sharing	—	54,488	(54,488)	—		—	—		—
Food and beverage	—	10,516	(10,516)	—		—	—		—
Purses	—	2,995	(2,995)	—		—	—		—
Other racetrack operating expenses	—	4,775	(4,775)	—		—	—		—
Simulcast fees	—	968	(968)	—		—	—		—
Other Rocksino gaming	—	6,731	(6,731)	—		—	—		—
Depreciation and amortization	136,465	7,734	—	1,581	3(bb)	145,780	(5,065	) 4(cc)	140,715
Property transactions, net	18,512	—	199	—		18,711	(199	) 4(cc)	18,512
Reimbursable expenses	61,267	—	—	—		61,267	805	4(bb)	62,072
Amortization of unfavorable and favorable lease, net	343	—	—	—		343	—		343
Acquisition-related expenses	2,672	—	—	(1,733	) 3(cc)	939	—		939
General and administrative	6,663	24,349	(24,349)	—		6,663	—		6,663
Management and license fees	—	—	3,560	—		3,560	(3,560	) 4(cc)	—
Management fees	—	2,097	(2,097)	—		—	—		—

	225,922	114,653	867	(152)		341,290	(112,046)		229,244

Operating income (loss)	210,307	36,779	(199)	152		247,039	(9,120)		237,919
Non-operating income (expense)
Interest income	2,310	—	—	—		2,310	—		2,310
Interest expense	(98,506)	(3,627)	—	(16,283	) 3(dd)	(118,416)	5,406	4(dd)	(113,010)
Other non-operating	(5,389)	—	(283)	283	3(ee)	(5,389)	—		(5,389)
Loss on sale of asset	—	(199)	199	—		—	—		—
Unrealized loss on interest rate swap	—	(283)	283	—		—	—		—

	(101,585)	(4,109)	199	(16,000)		(121,495)	5,406		(116,089)

Income (loss) before income taxes	108,722	32,670	—	(15,848)		125,544	(3,714)		121,830
Provision (benefit) for income taxes	2,494	—	—	5,064	3(ff)	7,558	(5,064	) 4(cc)	2,494

Net income (loss)	$106,228	$32,670	$—	$(20,912)		$117,986	$1,350		$119,336

See accompanying notes to unaudited pro forma condensed consolidated financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2018 gives effect to the Northfield Park Acquisition and the Northfield Park OpCo Disposition as if they had occurred on June 30, 2018. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and six months ended June 30, 2018 give effect to the Northfield Park Acquisition, the Northfield Park OpCo Disposition, the MGM National Harbor Transaction and the MGM National Harbor Financing Transactions as if they had occurred on January 1, 2017. The unaudited pro forma condensed consolidated financial information gives effect to events that are (i) directly attributable to these transactions, (ii) factually supportable and (iii) with respect to the statements of operations, are expected to have a continuing impact on MGP’s and the Operating Partnership’s consolidated results.

The Northfield Park Acquisition has been accounted for using the acquisition method of accounting in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”), with the TRS as the accounting acquirer and based on the historical consolidated financial statements of MGP, the Operating Partnership and Northfield Park.

The Northfield Park OpCo Disposition is a transaction between legal entities under common control and has been accounted for under the common control subsections of ASC 805. Accordingly, the recognized assets and liabilities transferred shall be recorded by MGM on the same basis as that established by MGP. Any difference between the purchase price paid by MGM and the basis of the net assets sold by MGP and the Operating Partnership is recorded as an adjustment to equity and partners’ capital, respectively.

The pro forma adjustments represent management’s best estimates and are based upon currently available information and certain assumptions that MGP and the Operating Partnership believe are reasonable. MGP and the Operating Partnership are not aware of any material transactions with Northfield Park during the periods presented, hence adjustments to eliminate transactions between MGP, the Operating Partnership and Northfield Park have not been reflected in the unaudited pro forma condensed consolidated financial information.

The unaudited pro forma condensed consolidated financial information presented is for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the Northfield Park Acquisition, the Northfield Park OpCo Disposition, the MGM National Harbor Transaction and the MGM National Harbor Financing Transactions had been completed on the dates indicated, nor is it indicative of the future operating results or financial position of MGP and the Operating Partnership. The unaudited pro forma condensed consolidated financial information does not reflect any cost savings, operating synergies or revenue enhancements that the combined company may achieve as a result of the Northfield Park Acquisition and the Northfield Park OpCo Disposition, the costs necessary to achieve these cost savings, operating synergies and revenue enhancements, or the integration-related costs of MGP, the Operating Partnership and Northfield Park.

2.	Calculation of Acquisition Consideration and Preliminary Purchase Price Allocation

The following table summarizes, as of June 30, 2018, the preliminary purchase price allocation of the acquisition consideration to the estimated fair values of the assets acquired and liabilities assumed, after giving effect to the Northfield Park Acquisition:

Pro Forma June 30, 2018
(in thousands)
Assets acquired:
Property and equipment used in operations	$792,967
Cash and cash equivalents	34,108
Tenant and other receivables, net	6,986
Prepaid expenses and other assets	3,288
Other intangible assets	253,000
Goodwill	17,899

1,108,248
Liabilities assumed:
Accounts payable, accrued expenses and other liabilities	(37,980)
Deferred revenue	(13)

(37,993)

Total acquisition consideration	$1,070,255

Preliminary identifiable intangible assets consist of the following:

	Fair Value	Estimated Useful Life
	(in thousands)
Racing and gaming licenses	$228,000	Indefinite-lived
Customer relationships	25,000	7 Years

	$253,000

The preliminary purchase price allocation presented above is based upon all information currently available to us, and is based upon management’s preliminary estimates of fair value using valuation techniques including income, cost, and market approaches. The purchase price allocation is preliminary pending our final determination of the fair values of the assets acquired and liabilities assumed, which we expect will occur within one year of the closing date of the Northfield Park Acquisition. Any reallocation of the fair values of assets acquired and liabilities assumed prior to completion of the final purchase price allocation could have a material impact on our depreciation and amortization expenses and future results of operations.

3.	Northfield Park Acquisition Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)	Reflects the impact of conforming Northfield Park’s financial statement presentation with that of MGP and the Operating Partnership, including the conformance of accounting policies.

(b)	Reflects the acquisition method of accounting based on the estimated fair values of the acquired assets and assumed liabilities of Northfield Park.

(c)

Reflects the preliminary purchase price for Northfield Park of approximately $1.1 billion, subject to purchase price adjustments for certain working capital changes, offset by the borrowings under the Operating Partnership’s senior secured credit facility used to fund the Northfield Park Acquisition of $855.0 million, and the payment of acquisition-related expenses of $3.2 million.

(d)

Reflects the elimination of the historical carrying value of Northfield Park’s member’s deficit, debt, interest rate swap asset and accrued interest that were derecognized/settled in connection with the Northfield Park Acquisition.

(e)

Reflects the impact of borrowings under the Operating Partnership’s senior secured credit facility used to fund the Northfield Park Acquisition, net of the reclassification of related unamortized discount and debt issuance costs reclassified from prepaid expenses and other assets.

(f)

MGP and the Operating Partnership are expected to pay approximately $3.2 million of additional acquisition-related expenses related to the Northfield Park Acquisition. Approximately $0.3 million of such expenses were previously recognized and have been accrued in the historical condensed consolidated balance sheet of MGP and the Operating Partnership as of June 30, 2018. The remaining unpaid acquisition-related expenses have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. These acquisition-related expenses are not reflected in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing effect on the combined company.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects the impact of conforming Northfield Park’s financial statement presentation with that of MGP and the Operating Partnership, including the conformance of accounting policies. MGP and the Operating Partnership adopted Accounting Standards Codification Topic 606, Revenue from Contracts with Customers (“ASC 606”) on January 1, 2018 with no material impact. The historical financial statements of Northfield Park do not reflect the adoption of ASC 606. The reclassification adjustments reflect such adoption by Northfield Park in the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2018.

(bb)

Reflects incremental depreciation and amortization expense based on the fair value of the property and equipment used in operations and other intangible assets acquired in connection with the Northfield Park Acquisition.

(cc)

Reflects the elimination of nonrecurring acquisition-related expenses incurred that are directly related to the Northfield Park Acquisition and included in the historical results of MGP and the Operating Partnership, as such expenses do not have a continuing effect on the combined company.

(dd)

Reflects incremental interest expense related to the borrowings under the senior secured credit facility used to fund the Northfield Park Acquisition, including the amortization of the related discount and debt issuance costs, offset by the elimination of the historical interest expense of Northfield Park related to its historical indebtedness that was repaid in connection with the Northfield Park Acquisition.

(ee)

Reflects the elimination of Northfield Park’s historical unrealized gains and losses on interest rate swaps in connection with the elimination of the historical indebtedness of Northfield Park in the Northfield Park Acquisition.

(ff)

Reflects the pro forma adjustment for the income tax effect of the historical income of Northfield Park as a result of its acquisition by the TRS, as well as the income tax effect of the pro forma adjustments, based on applicable statutory rates.

(gg)

Reflects the effect of the MGM National Harbor Transaction, the MGP Equity Offering and the Northfield Park Acquisition, after which MGM owned 73.3% of the weighted average Operating Partnership units outstanding for the six months ended June 30, 2018, entitling MGM to 73.3% of the economic interest in the Operating Partnership.

4.	Northfield Park OpCo Disposition Adjustments

Unaudited Pro Forma Condensed Consolidated Balance Sheet

(a)	Reflects the reclassification of Northfield Park’s real estate assets to real estate investments, net.

(b)	Reflects the sale of Northfield Park’s operating assets and liabilities.

(c)

Reflects approximately $1.0 million of transaction costs related to the Northfield Park OpCo Disposition. None of these expenses were previously recognized or accrued in the historical condensed consolidated balance sheet of MGP and the Operating Partnership as of June 30, 2018. These transaction costs have been reflected as a pro forma adjustment reducing shareholders’ equity and partners’ capital in the unaudited pro forma condensed consolidated balance sheets of MGP and the Operating Partnership, respectively. These transaction costs are not reflected in the unaudited pro forma condensed consolidated statements of operations because they do not have a continuing effect on the combined company.

(d)

Reflects the use of the proceeds received for the sale of the operations of Northfield Park of approximately $281.4 million, subject to purchase price adjustments for certain working capital changes, to reduce the borrowings outstanding on the Operating Partnership’s senior secured credit facility.

(e)	Reflects the difference between purchase price and the carrying amounts of the net assets sold in connection with the Northfield Park OpCo Disposition.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)

Reflects rental income associated with rent from the Master Lease attributable to Northfield Park. As a result of the Northfield Park OpCo Disposition, the annual rent under the Master Lease will increase by $60.0 million, prorated for the remainder of the third lease year, $54.0 million of which would relate to base rent under the Master Lease and the remaining $6.0 million of which would relate to percentage rent under the Master Lease. For pro forma purposes, the Master Lease amendment related to the Northfield Park OpCo Disposition is reflected as if it were effective beginning on January 1, 2017 at the beginning of the tenth month in the initial lease year and subject to the fixed annual rent escalator of 2.0% for the second through the sixth lease years (as defined in the Master Lease).

For the year ended December 31, 2017 and six months ended June 30, 2018, straight-line rental revenue recognized related to the Northfield Park OpCo Disposition is $60.3 million and $30.1 million, respectively, compared to cash rent payments of $60.0 million and $30.0 million, respectively.

(bb)

Reflects revenue for the property taxes paid by the Tenant under the Master Lease with a corresponding offsetting expense, as the Landlord is deemed the primary obligor, reclassified to reimbursable expenses

(cc)	Reflects the elimination of the revenue and expenses of Northfield Park’s operations.

(dd)

Reflects incremental interest expense related to the borrowings under the senior secured credit facility used to fund the Northfield Park Acquisition after reducing such borrowings outstanding by the proceeds received from the Northfield Park OpCo Disposition.

5.	MGM National Harbor Transaction and MGM National Harbor Financing Transactions Adjustments

Unaudited Pro Forma Condensed Consolidated Statements of Operations

(aa)	Reflects rental income associated with the rent from the Master Lease.

(bb)	Reflects revenue for the property taxes paid by the Tenant under the Master Lease with a corresponding offsetting expense, as the Landlord is the primary obligor.

(cc)

Reflects straight-line revenue for ground lease payments paid by the Tenant over the Master Lease term, with a corresponding straight-line expense of such payment over the ground lease term, as the Landlord is the primary obligor.

(dd)

Reflects depreciation expense directly associated with the assignment of the MGM National Harbor assets to the Operating Partnership. These assets were recorded at MGM’s historical cost as the MGM National Harbor Transaction did not result in a change in control.

(ee)

Reflects the elimination of nonrecurring acquisition-related expenses incurred during the year ended December 31, 2017 that were directly related to the MGM National Harbor Transaction and included in the historical results of MGP and the Operating Partnership.

(ff)

Reflects incremental interest expense related to the Senior Notes that would have been incurred by MGP and the Operating Partnership in connection with the MGM National Harbor Transaction if the Senior Notes were outstanding for the entire period presented, including the amortization of related debt issuance costs.

(gg)

Reflects the effect of the MGM National Harbor Transaction and the MGP Equity Offering, after which MGM owned 73.3% of the weighted average Operating Partnership units outstanding for the year ended December 31, 2017, entitling MGM to 73.3% of the economic interest in the Operating Partnership.

(hh)

Reflects the pro forma earnings per common share based on historical MGP weighted average Class A shares outstanding, adjusted to assume the Class A shares issued by MGP in connection with the MGP Equity Offering were outstanding for the entire period presented.